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                                                                     EXHIBIT 4.2

LOGO

Enrollment/Purchase Form

SELECTIVE INSURANCE GROUP, INC.

STOCK PURCHASE PLAN FOR INDEPENDENT INSURANCE AGENTS

Please complete:
Agency Name:____________________________________________________________________
Primary Agency Code:____________________________________________________________
Agency's Federal Tax Identification Number:_____________________________________

Please indicate the desired payment method(s) by marking the appropriate block(s) below. (NOTE: 1, 2 OR ALL 3 PAYMENT METHODS MAY BE SELECTED.)

On behalf of the above named Agency, I hereby elect to enroll in the Selective Insurance Group, Inc.'s Stock Purchase plan for Independent Insurance Agents. I understand a maximum total contribution of $30,000 in the aggregate for all Participants associated with a single Agent and from all payment methods applies for each Quarterly Purchase. I further understand that Common Stock of the Company will be purchased in accordance with the Prospectus, a copy of which has been give to me.

_____. 1) DIRECT BILL COMMISSION PAYMENT METHOD (SUBMIT 15 DAYS PRIOR TO A SCHEDULED PURCHASE DATE). I request that $___________ or ________% of my direct bill commission be withheld from each commission statement, effective with the next scheduled commission statement date, for the next scheduled Quarterly Purchase and for future Quarterly Purchases, subject to a maximum total contribution of $30,000 in the aggregate for all Participants associated with a single Agent.

_____. 2) LUMP SUM PAYMENT METHOD (SUBMIT 15 DAYS PRIOR TO A SCHEDULED PURCHASE
DATE). I will make a lump sum payment (not less than $100, subject to a maximum total contribution of $30,000 in the aggregate for all Participants associated with a single Agent). A check is enclosed with this form for the total amount of the payment.

_____. 3) PROFIT SHARING DEDUCTION PAYMENT METHOD (SUBMIT BY JANUARY 15 OF EACH
YEAR) I request that $_________ or ____________% of my distribution from the Selective Insurance Profit Sharing Plan for Agents, be withheld from my profit sharing distribution to purchase shares during the next quarterly purchase, subject to a maximum total contribution of $30,000 in the aggregate for all Participants associated with a single Agent.

Please check the applicable block(s):

___    New Participant
___    Change of Direct Bill Commission Withholding Percentage for next Purchase Date.
___    Addition or deletion of Payment Option for next Purchase Date.
___    Change of Participant for whom stock should be registered (see page 2)
___    Change of Agency/Participant Address (see page 2)
___    Lump Sum Payment

I would like the shares purchased to be registered in the names of the following individuals/entities according to the specifications set forth below (ONLY
NECESSARY IF NEW PARTICIPANT, LUMP SUM PAYMENTS OR CHANGES NEED TO BE MADE TO
PRIOR REGISTRATION INFORMATION)


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PLEASE LIST AS MANY PARTICIPANTS (ENTITIES/INDIVIDUALS) AS YOU DESIRE ALONG WITH
THE CORRESPONDING INFORMATION. PLEASE USE ADDITIONAL SHEETS IF MORE SPACE IS
REQUIRED:

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
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FULL LEGAL NAME AND         SOCIAL          IF COMMISSION            SIGNATURE OF PARTICIPANT        FIRST TIME
FULL MAILING ADDRESS        SECURITY        DEDUCTION                                                PURCHASE
OF INDIVIDUAL/ENTITY        NUMBER OR       PAYMENT METHOD                                           (YES OR NO)
FOR WHOM STOCK              TAXPAYER        OR PROFIT SHARING
SHOULD BE REGISTERED        ID. NUMBER      DEDUCTIONS
                                            PAYMENT METHOD,
                                            PERCENTAGE OF
                                            TOTAL PURCHASE
                                            (WHOLE NUMBERS
                                            TOTALING 100%).
                                            IF LUMP SUM
                                            PURCHASE, TOTAL
                                            DOLLAR AMOUNT
                                            ENCLOSED.
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
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UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAX IDENTIFICATION / SOCIAL
SECURITY NUMBER SHOWN ABOVE FOR EACH PARTICIPANT IS CORRECT.

I hereby represent and warrant to Selective that (a) a copy of the most recent
Prospectus covering the Plan has been delivered to the person listed above, and
(b) the funds remitted with this form or withheld in accordance with the instructions above in payment of the purchase represent all funds contributed by the person listed above in payment of such purchase. If this Purchase Form is not received by Selective at least 15 days prior to the next scheduled purchase date, I understand such purchase will not be made until the next succeeding scheduled purchase date.


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Allocations of shares to the above participants and in the above percentages will remain in effect for future purchase dates until changed by filing another purchase form with Selective Insurance Group, Inc.

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
DATE:
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                                                 (SIGNATURE AND TITLE OF AGENCY PRINCIPAL/PARTNER/EXECUTIVE OFFICER)